Subsequent Events	9 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
Subsequent Events
26.	Subsequent Events
The Company cancelled its own shares pursuant to the share cancellation policy approved at the Board of Directors meeting held on October 28, 2019. The details of the cancellation of the Company’s own shares subsequent to the balance sheet date are as follows:

• Class of shares cancelled	Common shares
• Number of shares cancelled	19,888,288 shares
• Cancellation date	January 19, 2024.